Exhibit 23.2


                            CONSENT OF INDEPENDENT AUDITOR



          We consent to the incorporation by reference in the Registration Statement on Form S-8 of American Eco Corporation (the "Company") of our report, dated February 28, 1997, on the consolidated financial statements of Chempower, Inc. and its subsidiaries included in the Company's Current Report on Form 8-K reporting an event of March 4, 1997.


                                             /s/ McGladrey & Pullen, LLP


                                             McGLADREY & PULLEN, LLP





          Elkhart, Indiana
          July 9, 1997